Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On May 27, 2014, SHR Del Partners, LP, an indirect wholly-owned subsidiary of Strategic Hotel Funding, L.L.C., the operating partnership of Strategic Hotels & Resorts, Inc. ("SHR") entered into a purchase and sale agreement with an affiliate of Blackstone Real Estate Partners VI L.P. (“Blackstone”), pursuant to which SHR agreed to acquire the remaining 63.6% ownership interest in BSK Del Partner, L.P., the entity that owns the Hotel del Coronado (the "HDC"), from Blackstone for a cash payment of $210.0 million and became fully obligated under the entire $475.0 million loan encumbering the HDC (the “HDC JV Acquisition”). The HDC JV Acquisition closed on June 11, 2014. Prior to the HDC JV Acquisition, SHR owned a 36.4% ownership interest in the HDC through a joint venture with an affiliate of Blackstone and accounted for its investment in the HDC as an equity method investment. Subsequent to the HDC JV Acquisition, SHR consolidates the HDC. The following unaudited pro forma financial information is presented as a result of the HDC JV Acquisition and gives effect to the following transactions: (a) the disposition of the Four Seasons Punta Mita Resort and an adjacent 48-acre land parcel commonly referred to as La Solana on February 28, 2014, (b) the disposition of the Marriott London Grosvenor Square hotel on March 31, 2014, (c) the acquisition of the remaining 50% in the entity that owns the Fairmont Scottsdale Princess hotel (the "FSP Hotel") on March 31, 2014, and (d) the acquisition of the remaining 63.6% in the entity that owns the HDC on June 11, 2014.

The historical financial information as of March 31, 2014 and for the three months then ended has been derived from SHR's unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 and the historical financial information for the year ended December 31, 2013 has been derived from SHR's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2013.

The unaudited pro forma balance sheet data as of March 31, 2014 is presented as if the HDC JV Acquisition had occurred on March 31, 2014. The unaudited pro forma statement of operations data for the three months ended March 31, 2014 and the year ended December 31, 2013 is presented as if the HDC JV Acquisition had occurred on January 1, 2013.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what SHR's results of operations would actually have been if the transaction had in fact occurred on the earlier date discussed above. It also does not project or forecast SHR's consolidated results of operation for any future date or period.

Strategic Hotels & Resorts, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2014
(In thousands)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	HDC Historical (1)	Pro Forma Adjustments (2)		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Assets
Investment in hotel properties, net	$2,033,812	$506,234	$(506,234)	(2a)	$2,737,529
			703,717	(2b)
Goodwill	38,128				38,128
Intangible assets, net	3,877	42,388	(42,388)	(2a)	91,587
			87,710	(2b)
Investment in unconsolidated affiliates	76,779		(53,815)	(2c)	22,964
Cash and cash equivalents	166,892	9,798	210,000	(2d)	176,690
			(210,000)	(2e)
Restricted cash and cash equivalents	81,698	8,594			90,292
Accounts receivable, net	52,691	7,340			60,031
Deferred financing costs, net	6,800	2,640	(2,640)	(2a)	6,800
Deferred tax asset	—	2,113			2,113
Prepaid expenses and other assets	32,572	6,450			39,022
Total assets	$2,493,249	$585,557	$186,350		$3,265,156
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net	$1,161,263	$475,000			$1,636,263
Bank credit facility	30,000				30,000
Accounts payable and accrued expenses	203,699	26,146			229,845
Preferred stock redemption liability	103,704				103,704
Distributions payable	2,277				2,277
Deferred tax liabilities	45,957				45,957
Total liabilities	1,546,900	501,146	—		2,048,046
Commitments and contingencies	—				—
Noncontrolling interests in SHR’s operating partnership	8,124		—		8,124
Equity:
SHR’s shareholders’ equity:
8.25% Series B Cumulative Redeemable Preferred Stock	87,064				87,064
8.25% Series C Cumulative Redeemable Preferred Stock	92,489				92,489
Common stock	2,058		200	(2d)	2,258
Additional paid-in capital	1,696,148	84,411	(84,411)	(2a)	1,905,948
			209,800	(2d)
Accumulated deficit	(1,007,970)		60,761	(2f)	(947,209)
Accumulated other comprehensive loss	(22,328)				(22,328)
Total SHR’s shareholders’ equity	847,461	84,411	186,350		1,118,222
Noncontrolling interests in consolidated affiliates	90,764				90,764
Total equity	938,225	84,411	186,350		1,208,986
Total liabilities, noncontrolling interests and equity	$2,493,249	$585,557	$186,350		$3,265,156

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014

1. Historical Presentation of HDC - We made certain adjustments (reclassifications) to conform the historical balance sheet presentation included in Exhibit 99.2 in this Form 8-K/A to SHR's historical consolidated balance sheet. The following reclassifications were made: property and equipment and accumulated depreciation were reflected as a net balance in investment in hotel properties, net and due to affiliates and members' capital were reclassified to additional paid-in capital.

2. HDC Pro Forma Adjustments - On June 11, 2014, SHR acquired the the remaining 63.6% ownership interest in BSK Del Partner, L.P., the entity that owns HDC, for approximately $210.0 million of cash and became fully obligated under the entire $475.0 million mortgage loan secured by HDC (the "HDC JV Acquisition"). Prior to the HDC JV Acquisition, SHR owned a 36.4% ownership interest in HDC through a joint venture.

SHR recorded the assets and liabilities acquired at fair value as required by business combination guidance. Fair value was determined based on an agreed upon value between SHR and a third party, both market participants, which was a value determined in an orderly transaction in the principal market. The table below shows the pro forma allocation of fair value to the assets and liabilities of HDC as if the transaction had occurred on March 31, 2014 (in thousands):

Pro forma allocation of fair value:
Fair value of investment in hotel properties, net	$703,717
Intangible assets	87,710
Historical value of cash and cash equivalents acquired	9,798
Historical value of restricted cash and cash equivalents acquired	8,594
Historical value of accounts receivable acquired	7,340
Historical value of deferred tax asset acquired	2,113
Historical value of prepaid expenses and other assets acquired	6,450
Historical value of accounts payable and accrued expenses assumed	(26,146)
$799,576

The following pro forma adjustments were made to account for this acquisition:

a)Reflects the elimination of HDC's historical account balances.
b)Reflects the fair value of assets acquired.
c)Reflects the elimination of SHR's historical $53.8 million investment in HDC.

d)
In June 2014, SHR completed an underwritten public offering of common stock at an offering price of $10.50 per share. For purposes of the pro forma financial information, 20,000,000 shares of SHR common stock, a portion of the shares issued in June 2014, are reflected as if the offering occurred on March 31, 2014 because these shares relate directly to the acquisition of HDC.

e)Reflects the $210.0 million of cash paid to fund the transaction.
f)Reflects a gain on the consolidation of HDC.

Strategic Hotels & Resorts, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2014
(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Fairmont Scottsdale Princess Pro Forma (1)	HDC Historical (2)	Pro Forma Adjustments (3)		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$103,100	$15,563	$15,107			$133,770
Food and beverage	70,017	14,872	14,324			99,213
Other hotel operating revenue	20,239	4,571	4,610			29,420
Lease revenue	1,299	—	—			1,299
Total revenues	194,655	35,006	34,041	—		263,702
Operating Costs and Expenses:
Rooms	33,707	3,272	4,940			41,919
Food and beverage	54,603	6,675	8,451			69,729
Other departmental expenses	53,579	8,935	8,900			71,414
Management fees	5,778	1,257	410	513	(3a)	7,958
Other hotel expenses	15,678	1,676	1,782			19,136
Lease expense	1,258	—	—			1,258
Depreciation and amortization	22,205	4,112	5,373	851	(3b)	32,541
Corporate expenses	7,193	50	337	(328)	(3c)	7,252
Total operating costs and expenses	194,001	25,977	30,193	1,036		251,207
Operating income	654	9,029	3,848	(1,036)		12,495
Interest expense	(18,274)	(436)	(5,224)	960	(3d)	(22,974)
Interest income	27	1	—			28
Equity in earnings (losses) of unconsolidated affiliates	4,445	(4,846)	—	281	(3e)	(120)
Foreign currency exchange gain	2	—	—			2
Gain on consolidation of affiliate	78,117	—	—			78,117
Other income (expense), net	423	(240)	(8)	(209)	(3f)	(34)
Income (loss) before income taxes	65,394	3,508	(1,384)	(4)		67,514
Income tax (expense) benefit	(39)	—	180			141
Income (loss) from continuing operations	$65,355	$3,508	$(1,204)	$(4)		$67,655

Amounts Attributable to SHR:
Income (loss) from continuing operations	$69,155	$3,497	$(1,200)	$(4)		$71,448

Income from continuing operations attributable to SHR common shareholders per share:
Basic:	$0.29					$0.27	(4)
Diluted:	$0.25					$0.24	(4)

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2014

1.
Pro Forma Presentation of the FSP Hotel - On March 31, 2014 SHR acquired the remaining 50.0% ownership interest in the entity that owns the FSP Hotel. These pro forma balances account for this acquisition as if it had occurred on January 1, 2013.

2.	Historical Presentation of HDC - These balances reflect HDC's historical statement of operations, which are included in Exhibit 99.1 in this Form 8-K/A.

3.
HDC Pro Forma Adjustments - On June 11, 2014, SHR acquired the remaining 63.6% ownership interest in BSK Del Partner, L.P., the entity that owns HDC, for approximately $210.0 million of cash and became fully obligated under the entire $475.0 million mortgage loan secured by HDC (the "HDC JV Acquisition"). Prior to the HDC JV Acquisition, SHR owned a 36.4% ownership interest in HDC through a joint venture.

The following pro forma adjustments were made to account for this acquisition, which exclude non-recurring items related to this acquisition such as the gain on the consolidation of HDC, which was recognized in the second quarter of 2014:

a)	Reflects a $0.5 million incremental increase from the amortization of the below market management agreement related to the consolidation of HDC.

b)
Reflects a $0.9 million incremental increase related to the consolidation of HDC from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted to fair value as required by business combination guidance.

c)	Reflects a $0.3 million elimination of the historical asset management fee paid to SHR by HDC.

d)	Reflects a $1.0 million elimination of the amortization of deferred financing costs related to HDC.

e)	Reflects the $0.3 million elimination of SHR's historical equity in losses related to HDC.

f)	Reflects the $0.2 million elimination of the historical asset management fee recognized by SHR related to HDC.

4.
Income From Continuing Operations Attributable to SHR Common Shareholders Per Share Calculation - The following table calculates the pro forma weighted average basic and diluted income from continuing operations attributable to SHR common shareholders per share:

	(In thousands, except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the three months ended March 31, 2014	226,983	239,368
Pro forma income from continuing operations attributable to SHR for the three months ended March 31, 2014	$71,448	$71,448
Pro forma undistributed earnings allocated to participating securities	(703)	(654)
Historical adjustment for noncontrolling interests in consolidated affiliates	—	(3,131)
Historical preferred shareholder dividend	(9,824)	(9,824)
Pro forma income from continuing operations attributable to SHR common shareholders for the three months ended March 31, 2014	$60,921	$57,839
Pro forma income from continuing operations attributable to SHR common shareholders per share for the three months ended March 31, 2014 - basic and diluted	$0.27	$0.24

Strategic Hotels & Resorts, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013
(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Previously Filed Pro Forma Information (1)	Strategic Hotels & Resorts, Inc. Pro Forma	HDC Historical (2)	Pro Forma Adjustments (3)		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$506,348	$13,010	$519,358	$70,148			$589,506
Food and beverage	294,969	33,685	328,654	55,565			384,219
Other hotel operating revenue	93,535	10,231	103,766	22,769			126,535
Lease revenue	5,161	—	5,161	—			5,161
Total revenues	900,013	56,926	956,939	148,482	—		1,105,421
Operating Costs and Expenses:
Rooms	144,464	5,574	150,038	21,453			171,491
Food and beverage	225,213	19,173	244,386	32,762			277,148
Other departmental expenses	220,523	23,064	243,587	37,668			281,255
Management fees	27,126	1,353	28,479	1,566	2,053	(3a)	32,098
Other hotel expenses	60,618	4,625	65,243	8,224			73,467
Lease expense	4,818	—	4,818	—			4,818
Depreciation and amortization	101,943	11,586	113,529	20,795	4,100	(3b)	138,424
Impairment losses and other charges	728	—	728	—			728
Corporate expenses	25,807	(551)	25,256	1,919	(1,420)	(3c)	25,755
Total operating costs and expenses	811,240	64,824	876,064	124,387	4,733		1,005,184
Operating income	88,773	(7,898)	80,875	24,095	(4,733)		100,237
Interest expense	(84,276)	5,225	(79,051)	(22,953)	2,864	(3d)	(99,140)
Interest income	59	4	63	2			65
Equity in earnings of unconsolidated affiliates	2,987	(2,036)	951	—	(833)	(3e)	118
Foreign currency exchange gain	44	(2)	42	—			42
Other expenses, net	(314)	(639)	(953)	(151)	(903)	(3f)	(2,007)
Income before income taxes	7,273	(5,346)	1,927	993	(3,605)		(685)
Income tax expense	(557)	401	(156)	(141)			(297)
Income (loss) from continuing operations	$6,716	$(4,945)	$1,771	$852	$(3,605)		$(982)

Amounts Attributable to SHR:
Income (loss) from continuing operations	$7,804	$(4,926)	$2,878	$849	$(3,591)		$136

Loss from continuing operations attributable to SHR common shareholders per share:
Basic:	$(0.08)						$(0.11)	(4)
Diluted:	$(0.08)						$(0.11)	(4)

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013

1. Previously Filed Pro Forma Information - The pro forma adjustments filed on SHR's May 23, 2014 Form 8-K were made to account for the following transactions:

a)
On March 31, 2014, SHR acquired the remaining 50% ownership interest in the entity that owns the FSP Hotel for approximately $90.6 million of cash and became fully obligated under the entire $117.0 million mortgage loan secured by the FSP Hotel (the "FSP JV Acquisition").

b)	On March 31, 2014, SHR disposed of the the Marriott London Grosvenor Square hotel for £125.15 million (approximately $208.4 million).

c)	On February 28, 2014, SHR disposed of the Four Seasons Punta Mita Resort and the La Solana land parcel for net proceeds of approximately $183.2 million.

2.	Historical Presentation of HDC - These balances reflect HDC's historical consolidated statement of operations, which are included in Exhibit 99.1 in this Form 8-K/A.

3.
HDC Pro Forma Adjustments - On June 11, 2014, SHR acquired the remaining 63.6% ownership interest in the entity that owns HDC for approximately $210.0 million of cash and became fully obligated under the entire $475.0 million mortgage loan secured by HDC (the "HDC JV Acquisition"). Prior to the HDC JV Acquisition, SHR owned a 36.4% ownership interest in HDC through a joint venture. The following pro forma adjustments were made to account for this acquisition, which exclude non-recurring items related to this acquisition such as the gain on the consolidation of HDC, which was recognized in the second quarter of 2014:

a)	Reflects a $2.1 million incremental increase from the amortization of the below market management agreement.

b)
Reflects a $4.1 million incremental increase from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted to fair value as required by business combination guidance.

c)	Reflects a $1.4 million elimination of the historical asset management fee paid to SHR.

d)	Reflects a $2.9 million elimination of the amortization of deferred financing costs.

e)	Reflects the $0.8 million elimination of SHR's historical equity in earnings related to HDC.

f)	Reflects the $0.9 million elimination of the historical asset management fee recognized by SHR.

4.
Loss From Continuing Operations Attributable to SHR Common Shareholders Per Share Calculation - The following table calculates the pro forma weighted average basic and diluted loss from continuing operations attributable to SHR common shareholders per share:

	(In thousands, except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2013	226,334	226,334
Pro forma income from continuing operations attributable to SHR for the year ended December 31, 2013	$136	$136
Historical preferred shareholder dividend	(24,166)	(24,166)
Pro forma loss from continuing operations attributable to SHR common shareholders for the year ended December 31, 2013	$(24,030)	$(24,030)
Pro forma loss from continuing operations attributable to SHR common shareholders per share for the year ended December 31, 2013 - basic and diluted	$(0.11)	$(0.11)